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                    THE OHIO NATIONAL LIFE INSURANCE COMPANY
                        OHIO NATIONAL VARIABLE ACCOUNT A
                "ONCORE LITE" FLEXIBLE PREMIUM VARIABLE ANNUITY
    SUPPLEMENT DATED MARCH 9, 2004 TO THE PROSPECTUS DATED OCTOBER 15, 2003

    The following changes are made to the prospectus dated October 15, 2003:

                                      * * *

On page 18 of the prospectus, the following paragraph should replace the existing paragraph under the heading "Ohio National Life Employee Discount"

We and our affiliated companies offer a credit on the purchase of contracts by any of:

         (1) our employees, directors or retirees, or
         (2) their spouse or the living spouse of a deceased employee, director or retiree, or
         (3) their minor children, or
         (4) any of their children ages 18 to 21 who is either:
                  (a)  living in the purchaser's household, or
                  (b) a full-time college student being supported by the purchaser, or
         (5) any of the purchaser's minor grandchildren if purchased pursuant to the Uniform Gifts to Minors Act.

This credit counts as additional income under the contract. The amount of the credit equals 4.5% of all purchase payments made and is a total offset of the commission the registered representative would have earned on a non-employee contract. We credit the contract in proportion to the allocation choices made by the eligible person at the time the eligible person makes purchase payments. Employees who purchased a contract under the Employee Discount in effect until January 1, 2004 will still receive the discount available to them at the time their contract was issued. If an employee exercises his or her free look right, the full amount of the credit will be deducted when we pay the free look proceeds.